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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                The undersigned, as the chief executive officer of Brand Services, Inc. (the "Company") do hereby certify for purposes of 18 U.S.C. Section 1350 that (i) the Company's Quarterly Report on Form 10-Q for the second quarter of the Company's fiscal year ending June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on August 14, 2002, complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


                                              /s/  John M. Monter
                                              --------------------------------
                                              John M. Monter
                                              Chief Executive Officer,
                                              President


                August 14, 2002